Supplement dated July 1, 2026 to the

currently effective Prospectus and Statement of Additional Information.

Shares of the Fund listed below are not currently offered or available for purchase on the secondary market.

Tradr 2X Short QNT Daily ETF

A series of Investment Managers Series Trust II

Please retain this Supplement for future reference.